QUARTERLY REPORT

                                 JUNE 30, 1999
                                      FMI
                                   FOCUS FUND
                                   A NO-LOAD
                                  MUTUAL FUND
FMI FOCUS FUND

THE VALUE OF A $10,000 INVESTMENT IN THE FMI FOCUS FUND FROM ITS INCEPTION (12/16/96) TO 6/30/99 AS COMPARED TO THE STANDARD & POOR'S 500 AND THE RUSSELL 2000

                  FMI FOCUS FUND    STANDARD & POOR'S 500    RUSSELL 2000
                  --------------    ---------------------    ------------
12/16/96               $10,000             $10,000             $10,000
12/31/96               $10,245             $10,280             $10,350
3/31/97                $10,736             $10,549              $9,815
6/30/97                $12,709             $12,390             $11,406
9/30/97                $16,796             $13,333             $13,103
12/31/97               $17,391             $13,712             $12,664
3/31/98                $19,876             $15,626             $13,938
6/30/98                $19,687             $16,145             $13,289
9/30/98                $17,838             $14,553             $10,611
12/31/98               $23,561             $17,654             $12,342
3/31/99                $22,826             $18,533             $11,673
6/30/99                $27,450             $19,840             $13,488

RESULTS FROM FUND INCEPTION (12/16/96) THROUGH 6/30/99

                                                                 Annualized
                                                               Total Return*<F1>
                                             Total Return*<F1> Through 6/30/99
                             Total Return*<F1>  For the Year      From Fund
                               Last 3 Months   Ended 6/30/99  Inception 12/16/96
                             ----------------- ------------- ------------------
FMI Focus Fund                     20.3%           39.4%            48.9%
Standard & Poor's 500               7.0%           22.8%            31.0%
Russell 2000                       15.6%            1.5%            12.5%


*<F1> Total return includes change in share prices and in each case includes reinvestments of any dividends, interest and capital gain distributions.

                                                                 August 24, 1999
Dear Fellow Shareholders:

  The FMI Focus Fund surged ahead by more than twenty percent during the quarter as the market began to broaden out to small-cap and value stocks. We hope that the results displayed in the first column of the table below continue throughout the year. That way investors will not have to consistently read or hear us whine about the disparity between large and small company stock performance.
                                  2ND QUARTER         LAST TWELVE
                                     RETURN          MONTHS RETURN
                                    --------        ---------------
S&P 500                                7.05%              22.75%
S&P Mid-Cap 400                       14.16%              17.18%
S&P Small-Cap 600                     15.42%              -2.32%
FMI Focus Fund                        20.26%              39.42%

  Although the Fund outperformed the S&P 500 Index in the quarter, so did many of our peers. In fact, almost 70% of active managers beat this benchmark in the quarter. Over the last twelve months, more than 35% of active managers outdid the Index (the highest percentage since 1993). We must admit that we are not satisfied with our performance for the quarter or the first half of the calendar year. We missed acting on some good ideas and also picked a few bad apples. Those of you who know us understand our competitive spirit. There is definitely a fire in our bellies and we are focusing on the next thirty months (which coincidentally marks our five year record). Our advice to shareholders has not changed: "Hang In There!!"

                          VALUATION AND CONSOLIDATION

  Valuation and consolidation are two themes that drove the portfolio ahead over the past three months. In April, it became apparent that money was flowing into value stocks. The U.S. industrial economy improved a bit and the world did not come to an end (which was the market's greatest fear last year). The threat of higher interest rates led institutional investors to lower price/earnings multiple stocks. Valuation began to matter. Your FMI Focus Fund, being a flexible and nimble product due to its size, quickly capitalized on the value bias by positioning a portion of the portfolio in economically sensitive stocks. We did not have to look very far from home for bargains. The Manitowoc Company (Manitowoc, WI) OshKosh Truck (Oshkosh, WI), Regal-Beloit, Inc. (Beloit, WI), and Superior Services (Milwaukee, WI) are all in our backyard. Unfortunately, we were not able to purchase a full position in Superior before Vivendi, a French conglomerate, acquired the waste hauler for $26 per share.

  Merger & acquisition activity in the communications sector (one of our focus areas) continued on its torrid pace. Convergys Corp. made a tender offer for Wiztec Solutions, Inc., a little European satellite/pay TV customer care/bill processing company. Cable television system valuations increased as companies build regional groups of subscribers, or clusters, that they can serve more efficiently. Microsoft co-founder and billionaire Paul Allen's Charter Communications has been on a spending spree this year buying ten systems (Avalon Cable TV, Vista Broadband, Helicon Cable, Renaissance Media, Greater Media, Rifkin & Associates, InterMedia Partners, American Cable, Fanch Communications, Falcon Cable TV, and Bresnan Communications) for over $8 billion dollars. Although these are private operators we believe that the purchase prices fell in a range of $3,500-$4,500 per subscriber. Cox Communications purchased Media General's systems in Virginia for $1.4 billion (approximately $5,400 per subscriber) and TCA Cable TV for $4 billion (approximately $4,100 per subscriber). Adelphia Communications which acquired Century Cable (a Focus Fund holding) toward the end of the first quarter, bought Harron Communications for $1.17 billion (approximately $3,900 per subscriber) in April. The largest deal of the quarter was AT&T's $58 billion bid for Media One which topped Comcast's $45 billion offer. We figure AT&T paid more than twenty times cash flow for these properties. Our largest holding, Jones Intercable, Inc., is selling at a significant discount to the recent transactions. The Fund directly benefited from merger mania in the wireless communications sector. Voicestream Wireless, a spin off from Western Wireless, agreed to purchase Omnipoint for approximately $32 per share making them the largest independent player using GSM (Global System for Mobile Communications technology).

  In the electronic component distribution industry, Avnet Inc. acquired Marshall Industries for roughly $39 per share, or approximately 50% of sales. This transaction increased investor awareness to two of our holdings: Arrow Electronics and Pioneer-Standard Electronics. As we send this letter to the printer, another one of our stocks, Ziff-Davis announced that it has hired Morgan Stanley Dean Witter to explore the possible sale of the company or divisions of the company. Ziff is a leading technology media company with print/publishing, internet, television, education, and consulting businesses. The announcement was triggered by Softbank of Japan's (the largest shareholder) desire to concentrate its investment dollars on pure Internet companies. One of Ziff's competitors, CMP Media was recently acquired by United News & Media at 15-16 times adjusted enterprise value/EBITDA. We believe Ziff has a valuable franchise worth $25-$30 to a strategic buyer and we are looking forward to more positive news by the end of the year.

                          CONSOLIDATION OF THE PORTFOLIO

  While we are on the topic of consolidation, it is worth mentioning that we are well aware that the number of stocks in the portfolio has increased over the last several quarters. Some of you have expressed concern regarding the expansion and asked some very good questions. We greatly appreciate your questions and comments!!! This trend is already reversing as some of the holdings are being acquired. As well, a number of recent additions have ran up on us in the "hot 2nd quarter market" before we could establish full positions. We expect to consolidate holdings and "fill in" positions with the recent market pull back. Also, although there are more names in the portfolio, the fund remains concentrated in our power industries.

                              A LITTLE RECOGNITION

  Enclosed is a copy of a letter that we recently received from Mutual Funds Magazine. We are excited to have received a "5 Star" rating from this esteemed publication, especially since it is based on risk-adjusted return. We will strive to uphold that ranking in the midst of a volatile market.

  As always, thank you for your continued support and we are looking forward to our fiscal year end report.

  Sincerely,

  /s/Ted. D. Kellner            /s/Richard E. Lane

   Ted D. Kellner, C.F.A.        Richard E. Lane, C.F.A.
   Portfolio Manager             Portfolio Manager

**<F2> We would like to acknowledge the loss of a shareholder, Dr. Edward Job, Richard Lane's father-in-law of Janesville, Wisconsin. He was a legend in his hometown and delivered over 10,000 babies over the course of his 30 year career. He was upbeat throughout his battle with cancer, and was and will continue to be an inspiration to all who knew him. Our condolences to the family.

             225 E. Mason St. o Milwaukee, WI  53202 o 414-226-4555

FMI FOCUS FUND

STATEMENT OF NET ASSETS

June 30, 1999 (Unaudited)

                                                          QUOTED
  SHARES OR                                               MARKET
PRINCIPAL AMOUNT                                          VALUE(B)<F4>
----------------                                          ------

COMMON STOCKS -- 90.0% (A)<F3>

            CHEMICAL/SPECIALTY MATERIALS -- 2.0%
    29,500  Georgia Gulf Corp.                      $     497,812
    12,000  Solutia Inc.                                  255,750
                                                    -------------
                                                          753,562

            COMMUNICATIONS EQUIPMENT -- 5.9%
    31,000  ADC Telecommunications, Inc.                1,412,438
    36,000  Anicom, Inc.                                  378,000
    16,500  Channell Commercial Corp.                     165,000
    14,500  Tollgrade Communications Inc.                 221,125
                                                    -------------
                                                        2,176,563

            COMMUNICATION SERVICES/CABLE -- 21.1%
    21,600  Bell & Howell Co.                             816,750
    14,000  Century Communications Corp.                  644,000
    10,000  CSG Systems International, Inc.               261,875
    14,500  Fox Entertainment Group, Inc.                 390,594
    40,500  Hyperion
              Telecommunications, Inc.                    761,906
    28,900  Imax Corp.                                    650,250
     3,500  Jones Intercable, Inc.                        168,000
    40,800  Jones Intercable Inc. Cl A                  1,999,200
    15,000  Omnipoint Corp.                               434,062
    70,500  PRIMEDIA Inc.                               1,194,094
    30,500  Ziff-Davis Inc.                               470,844
                                                    -------------
                                                        7,791,575

            COMPUTERS & ELECTRONICS -- 13.2%
    39,000  Arrow Electronics, Inc.                       741,000
    10,000  Celestica Inc.                                433,125
    22,000  The DII Group, Inc.                           820,875
    35,000  General Semiconductor, Inc.                   319,375
    20,900  HNC Software Inc.                             643,981
    20,000  Methode Electronics, Inc.                     457,500
    22,500  MicroTouch Systems, Inc.                      334,688
    38,500  Pioneer-Standard Electronics, Inc.            462,000
    31,250  Vishay Intertechnology, Inc.                  656,250
                                                    -------------
                                                        4,868,794


            CONSUMER PRODUCTS & RETAIL -- 3.0%
    21,500  Casey's General Stores, Inc.                  322,500
    26,000  Jostens, Inc.                                 547,625
     4,500  Ross Stores, Inc.                             226,687
                                                    -------------
                                                        1,096,812

            ELECTRONICS -- 0.9%
    14,500  LeCroy Corp.                                  343,469


            ENERGY/ENERGY SERVICES -- 5.1%
    22,000  Noble Affiliates, Inc.                        620,125
    66,250  Pride International, Inc.                     699,766
    75,000  Santa Fe Snyder Corp.                         571,875
                                                    -------------
                                                        1,891,766

            FINANCIAL SERVICES -- 4.6%
    57,500  AMCORE Financial, Inc.                      1,326,094
    10,500  SunGard Data Systems Inc.                     362,250
                                                    -------------
                                                        1,688,344

            FINANCIAL SERVICES & BANKS -- 8.5%
    19,450  Affiliated Managers Group, Inc.               587,147
    20,000  Associated Banc-Corp.                         830,000
    36,200  Blackhawk Bancorp, Inc.                       479,650
    26,000  Heller Financial, Inc.                        723,125
    10,000  Prime Bancshares, Inc.                        178,750
    12,000  Union Bankshares Ltd.                         180,000
    10,000  Willis Lease Finance Corp.                    163,125
                                                    -------------
                                                        3,141,797

            HEALTH INDUSTRIES -- 9.1%
    38,475  Covance Inc.                                  920,995
    37,000  Henry Schein, Inc.                          1,172,438
    10,900  Millipore Corp.                               442,131
    10,500  PAREXEL International Corp.                   139,781
     5,000  Pharmaceutical Product
              Development, Inc.                           136,875
    20,000  Quest Diagnostics Inc.                        547,500
                                                    -------------
                                                        3,359,720


            INDUSTRIAL & TRANSPORTATION PRODUCTS -- 12.2%
    36,000  The Alpine Group, Inc.                        578,250
    27,000  Dura Automotive Systems, Inc.                 897,750
    20,000  Inco Limited                                  360,000
    27,275  The Manitowoc Company, Inc.                 1,135,322
    16,000  Oshkosh Truck Corp. Cl B                      805,000
    30,400  Regal-Beloit Corp.                            718,200
       500  Tower Automotive, Inc.                         12,719
                                                    -------------
                                                        4,507,241

            INSURANCE -- 3.4%
    26,600  CNA Surety Corp.                              407,312
    25,000  Reinsurance Group Of
              America, Inc. Non Voting                    837,500
                                                    -------------
                                                        1,244,812

            PRINTING/PUBLISHING/FORMS -- 1.0%
    23,000  Mail-Well, Inc.                               372,312
                                                    -------------
                Total common stocks                    33,236,767

SHORT-TERM INVESTMENTS -- 6.1% (A)<F3>
            VARIABLE RATE DEMAND NOTES
$1,700,000  Firstar Bank U.S.A., N.A.                   1,700,000
   557,856  General Mills, Inc.                           557,856
                                                    -------------
                Total short-term investments            2,257,856
                                                    -------------
                Total investments                      35,494,623
            Cash and receivables, less
              liabilities 3.9%  (A)<F3>                 1,423,456
                                                    -------------
                Net Assets                            $36,918,079
                                                    -------------
                                                    -------------
                Net Asset Value Per Share
                  ($0.01 par value 500,000,000
                  shares authorized), offering
                  and redemption price
                  ($36,918,079 / 1,644,819
                  shares outstanding)               $       22.45
                                                    -------------
                                                    -------------

  (a)<F3> Percentages of various classifications relate to net assets.
  (b)<F4> Each security, including securities sold short, but excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded. Common stocks which are listed on a national securities exchange or the Nasdaq Stock Market but which were not traded on the valuation date are valued at the most recent bid price.
Securities sold short which are listed on a national securities exchange or the Nasdaq Stock Market but which were not traded on the valuation date are valued at the most recent ask price. Unlisted equity securities for which market quotations are readily available are valued at the most recent bid price. Options purchased or written by the Fund are valued at the average of the most recent bid and ask prices. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. Short-term investments are valued at amortized cost which approximates quoted market value.

                                 FMI FOCUS FUND
                             225 East Mason Street
                          Milwaukee, Wisconsin  53202
                                  414-226-4555

                               BOARD OF DIRECTORS
                                 BARRY K. ALLEN
                                GEORGE D. DALTON
                               PATRICK J. ENGLISH
                                 TED D. KELLNER
                                THOMAS W. MOUNT
                                DONALD S. WILSON

                               INVESTMENT ADVISER
                               AND ADMINISTRATOR
                           FIDUCIARY MANAGEMENT, INC.
                             225 East Mason Street
                          Milwaukee, Wisconsin  53202

                                 TRANSFER AGENT
                         AND DIVIDEND DISBURSING AGENT
                       FIRSTAR MUTUAL FUND SERVICES, LLC
                            615 East Michigan Street
                          Milwaukee, Wisconsin  53202
                          800-811-5311 or 414-765-4124

                                   CUSTODIAN
                           FIRSTAR BANK MILWAUKEE, NA
                            615 East Michigan Street
                          Milwaukee, Wisconsin  53202

                            INDEPENDENT ACCOUNTANTS
                           PRICEWATERHOUSECOOPERS LLP
                           100 East Wisconsin Avenue
                                   Suite 1500
                          Milwaukee, Wisconsin  53202

                                 LEGAL COUNSEL
                                FOLEY & LARDNER
                           777 East Wisconsin Avenue
                          Milwaukee, Wisconsin  53202

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of FMI Focus Fund unless accompanied or preceded by the Fund's current prospectus. Past performance is not indicative of future performance. Investment return and principal value of an investment may fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.